THE LAZARD FUNDS, INC.

Supplement to Prospectus dated May 1, 2008

The Board of Directors of The Lazard Funds, Inc. (the “Fund”) has approved the closing of Lazard U.S. Small Cap Equity Value Portfolio (the “Portfolio”), a portfolio of the Fund.

Effective immediately, no further investments will be accepted into the Portfolio, and the Investment Manager will begin the process for termination of the Portfolio as a series of the Fund.

FUND MANAGEMENT

Portfolio Management

The following information replaces any contrary information contained in the Prospectus:

U.S. Small Cap Equity Value Portfolio—Daniel Breslin (since January 2009) and Andrew D. Lacey* (since March 2008).

*	As a Deputy Chairman of the Investment Manager, Mr. Lacey is ultimately responsible for overseeing this Portfolio.

January 16, 2009